Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2174

Energy Portfolio 2021-4

Supplement to the Prospectus

Effective January 31, 2022, Royal Dutch Shell plc has changed its name to Shell plc. As a result, effective immediately, all references to Royal Dutch Shell plc – ADR CL A (ticker: RDS.A) in the Portfolio’s prospectus are replaced with Shell plc ADR (ticker: SHEL).

Supplement Dated: January 31, 2022